UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2017

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Global Power Equipment Group Inc. (the “Company”) previously disclosed that it entered into certain amendments to its Credit Agreement, dated February 21, 2012, with Wells Fargo Bank, National Association, as Administrative Agent, U.S. Bank National Association, as Syndication Agent, and the various financial institutions (the “Lenders”) party thereto (as amended or supplemented from time to time, the “Credit Agreement”).  On March 3, 2017, the Company entered into a Fifteenth Amendment to the Credit Agreement and Ninth Amendment to the Limited Waiver Agreement (the “New Amendment”).

Under the New Amendment,  the Lenders have, among other things, agreed to extend the maturity date of the Credit Agreement from March 3, 2017 to May 15, 2017, unless earlier terminated pursuant to its terms; extend the temporary waiver of certain known existing and anticipated events of default for a limited period of time ending on the earlier of May 15, 2017 or the occurrence of any waiver termination event set forth in the New Amendment; and to provide a limited extension of the date by which the Company is required to provide the Lenders with its audited restated financial statements to March 20, 2017.

The Company previously disclosed in a Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on February 27, 2017, that it has completed and continues to pursue several liquidity enhancing initiatives, some of which have generated cash to pay down existing debt under the Credit Agreement. As a result of certain of those initiatives, the Company reduced the principal amount of the outstanding revolver balance under the Credit Agreement from $70.0 million as of December 31, 2015 to approximately $27.4 million as of March 8, 2017.  The Company also disclosed that it has engaged an investment banking firm to facilitate a refinancing process that is intended to result in a new credit facility, which will be used to repay all outstanding obligations under the Credit Agreement and provide additional debt capacity to fund the Company’s ongoing operations.  Although there can be no assurance that any such refinancing will occur, the extension of the maturity date of the Credit Agreement to May 15, 2017 is intended to facilitate the Company’s completion of the refinancing process, and the New Amendment requires the Company to meet certain milestones prior to May 15, 2017 while working to obtain such refinancing.

The foregoing description does not constitute a complete summary of the terms of the New Amendment and is qualified in its entirety by reference to the full text of the New Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-looking Statement Disclaimers

This report contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include statements or expectations regarding the timing of and the Company’s ability to identify new sources of debt financing and related matters.  These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties.  The Company’s actual results, performance or achievements may differ materially from those expressed or implied in the forward-looking statements.  For example, even if the Company is able to extend the maturity date of the Credit Agreement beyond May 15, 2017, it may not be able to access additional borrowings or generate sufficient cash from operations to fund its ongoing business, which could have a material adverse effect on the Company’s business and future prospects.  In addition, more information may arise during the course of the Company’s ongoing accounting review of its previously issued financial statements that could require additional time to complete and file the Company’s Annual Report on Form 10-K for 2015, including restated financial statements for prior periods.

Additional risks and uncertainties that could cause or contribute to such material differences include, but are not limited to, decreased demand for new gas turbine power plants, reduced demand for, or increased regulation of, nuclear power, loss or bankruptcy of any of the Company’s major customers, whether pursuant to the loss of pending or future bids for either new business or an extension of existing business, termination of customer or vendor relationships, contraction of the Company’s trade terms with vendors, delay by customers in the payment of accounts receivable, cost increases and project cost overruns, unforeseen schedule delays, poor performance by the Company’s subcontractors, cancellation of projects, competition for the sale of the Company’s products and services, including competitors being awarded business by the Company’s customers that had previously been provided by the Company, shortages in, or increases in prices for, energy and materials such as steel that the Company uses to manufacture its products, damage to its reputation, warranty or product liability claims, increased exposure to environmental or other liabilities, failure to comply with various laws and regulations, failure to attract and retain highly-qualified personnel, loss of customer relationships with critical personnel, effective integration of acquisitions, volatility of the Company’s stock price, deterioration or uncertainty of credit markets and changes in the economic, social and political conditions in the United States and other countries in which the Company operates, including fluctuations in foreign currency exchange rates, the banking environment or monetary policy.

Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the SEC, including the section of the Company’s Annual Report on Form 10-K, filed with the SEC on March 9, 2015, titled “Risk Factors.”  Any forward-looking statement speaks only as of the date of this report.  Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and the Company cautions you not to rely upon them unduly.

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits

10.1

Fifteenth Amendment to Credit Agreement and Ninth Amendment to Limited Waiver Agreement, dated as of March 3, 2017, by and among the Company, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the various financial institutions party thereto as lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2017

Global Power Equipment Group Inc.

	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Senior Vice President, Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Fifteenth Amendment to Credit Agreement and Ninth Amendment to Limited Waiver Agreement, dated as of March 3, 2017, by and among the Company, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the various financial institutions party thereto as lenders.